SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 16, 2005

Date of Report (Date of earliest event reported)

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Consol Plaza

1800 Washington Road

Pittsburgh, Pennsylvania 15241

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:

(412) 831-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 16, 2005, the Board of Directors of CONSOL Energy Inc. (the “Company”) determined that Nicholas J. DeIuliis and Ronald E. Smith, in their capacities as officers of the Company’s subsidiary CNX Gas Corporation (“CNX Gas”), are executive officers of the Company as the term is defined under Rule 3b-7 under the Securities Exchange Act of 1934, as amended. Messrs. DeIuliis and Smith accepted positions, effective as of August 8, 2005, as the Chief Executive Officer and President and Chief Operating Officer, respectively, with CNX Gas upon terms and conditions summarized below.

Pursuant to Mr. DeIuliis’ oral employment arrangement with CNX Gas, he is receiving an annual base salary of $400,000 and the opportunity to earn a short-term incentive award equal to 100% of his base salary if target performance is achieved, with the ability to earn up to 300% of his base salary if target performance is exceeded by a certain threshold. At the discretion of the Board of Directors of CNX Gas, Mr. DeIuliis may also receive a one-time bonus in an amount determined by the Board of Directors of CNX Gas. Mr. DeIuliis also received an initial one time option grant to purchase 281,481 shares of CNX Gas common stock and will receive, beginning in 2006, annual grants with an aggregate dollar value of $750,000, payable 75% in the form of CNX Gas options and 25% in the form of CNX Gas restricted stock units. Pursuant to a written offer letter with CNX Gas, Mr. Smith is receiving an annual base salary of $380,000 and the opportunity to earn a short-term incentive award equal to 75% of his base salary if target performance is achieved, with the ability to earn up to 300% of his base salary if target performance is exceeded by a certain threshold. At the discretion of the Board of Directors of CNX Gas, Mr. Smith may also receive a one-time bonus in an amount determined by the Board of Directors of CNX Gas. Mr. Smith also received an initial one time option grant to purchase 266,667 shares of CNX Gas common stock and will receive, beginning in 2006, annual grants with an aggregate dollar value of $630,000, payable 75% in the form of CNX Gas options and 25% in the form of CNX Gas restricted stock units.

The foregoing is merely a summary of the material terms of the summary of Mr. DeIuliis’ employment terms and Mr. Smith’s offer letter and do not purport to be complete, and are qualified in their entirety by the documents which are attached hereto as exhibits.

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Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.80    Summary of Employment Terms of Nicholas J. DeIuliis

Exhibit 10.81    Offer Letter to Ronald E. Smith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ P. Jerome Richey
P. Jerome Richey Vice President and General Counsel

Dated: August 19, 2005

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Exhibit Index

Exhibit No.	Description
Exhibit 10.80	Summary of Employment Terms of Nicholas J. DeIuliis

Exhibit 10.81	Offer Letter to Ronald E. Smith

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